                         ------------------------------

                   PAINEWEBBER EMERGING MARKETS EQUITY FUND
                        PAINEWEBBER GLOBAL EQUITY FUND
                        PAINEWEBBER GLOBAL INCOME FUND
                                CLASS Y SHARES

             1285 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10019
                          PROSPECTUS -- MARCH 1, 1997

   PaineWebber Global Funds are designed for investors generally seeking long-term growth by investing mainly in foreign stocks or high current income by investing mainly in global debt instruments. PaineWebber Emerging Markets Equity Fund seeks long-term capital appreciation by investing primarily in equity securities of companies in newly industrializing countries. PaineWebber Global Equity Fund seeks long-term growth of capital by investing primarily in U.S. and foreign equity securities. PaineWebber Global Income Fund seeks high current income and, secondarily, capital appreciation by investing primarily in high-quality foreign and U.S. bonds.

   This Prospectus concisely sets forth information that a prospective investor should know about the Funds before investing. Please read it carefully and retain a copy of this Prospectus for future reference.

   The Class Y shares described in this Prospectus are currently offered for sale only to limited groups of investors, which include, for the Class Y shares of Global Equity Fund and Global Income Fund, the trustee of the PaineWebber Savings Investment Plan ('PW SIP'). See 'How to Buy Shares.' Participants in the PW SIP can make further inquiries by contacting the PaineWebber Incorporated Benefits Department, 10th Floor, 1000 Harbor Boulevard, Weehawken, New Jersey 10187 or by calling 1-201-902-4444.

   A Statement of Additional Information dated March 1, 1997 has been filed with the Securities and Exchange Commission and is legally part of this Prospectus. The Statement of Additional Information can be obtained without charge, and further inquiries can be made, by contacting an individual Fund, your investment executive at PaineWebber or one of its correspondent firms or by calling toll-free 1-800-647-1568.

   THE PAINEWEBBER FAMILY OF MUTUAL FUNDS

        The PaineWebber Family of Mutual Funds consists of six broad categories, which are presented here. Generally, investors seeking to maximize return must assume greater risk. The Funds in this Prospectus are all in the GLOBAL category.

/ / MONEY MARKET FUND for income and      / / ASSET ALLOCATION FUNDS for high
    stability by investing in                 total return by investing in
    high-quality, short-term                  stocks and bonds.

    investments.

/ / BOND FUNDS for income by investing    / / STOCK FUNDS for long-term growth
    mainly in bonds.                          by investing mainly in stocks.

/ / TAX-FREE BOND FUNDS for income        / / GLOBAL FUNDS for long-term growth
    exempt from federal income tax            by investing mainly in foreign
    and, in some cases, state and lo-         stocks or high current income by
    cal income taxes, by investing in         investing mainly in global debt
    municipal bonds.                          instruments.

   A complete listing of the PaineWebber Family of Mutual Funds is found on the back cover of this Prospectus.

   NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS. IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
    AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY
      OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                            IS A CRIMINAL OFFENSE.

                             ---------------------
                               Prospectus Page 1

                         ------------------------------

PaineWebber    Emerging Markets Equity Fund   Global Equity Fund   Global Income
                                      Fund

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                           PAGE
                                           ----

The Funds at a Glance...................     3

Expense Table...........................     5

Financial Highlights....................     6

Investment Objectives & Policies........     9

Investment Philosophy & Process.........    10

Performance.............................    12

The Funds' Investments..................    15

How to Buy Shares.......................    19

How to Sell Shares......................    20

Management..............................    21

Determining the Shares' Net Asset
  Value.................................    23

Dividends & Taxes.......................    23

General Information.....................    24

                              --------------------
                               Prospectus Page 2

                         ------------------------------

PaineWebber    Emerging Markets Equity Fund   Global Equity Fund   Global Income
                                      Fund

                             THE FUNDS AT A GLANCE
--------------------------------------------------------------------------------

The Funds offered by this Prospectus are not intended to provide a complete or balanced investment program, but one or more of them may be appropriate as a component of an investor's overall portfolio. Some common reasons to invest in these Funds are to finance college educations, plan for retirement or diversify a portfolio. When selling shares, investors should be aware that they may get more or less for their shares than they originally paid for them. As with any mutual fund, there is no assurance that the Funds will achieve their goals.

EMERGING MARKETS EQUITY FUND


GOAL: To increase the value of an investment by investing primarily in equity securities of companies in newly industrializing countries.


INVESTMENT OBJECTIVE: Long-term capital appreciation.

RISKS: Equity securities historically have shown greater growth potential than other types of securities, but they have also shown greater volatility. Because the Fund invests primarily in equity securities, its price will rise and fall. Investors in the Fund should be able to assume the special risks of investing in foreign securities, which include possible adverse political, social and economic developments abroad and differing characteristics of foreign economies and markets. These risks are greater with respect to securities of issuers located in emerging markets, in which the Fund seeks to invest most of its assets. Most of the foreign securities held by the Fund are denominated in foreign currencies, and the value of these investments can be adversely affected by fluctuations in foreign currency values. The Fund may use derivatives, such as options, futures and forward currency contracts, which may involve additional risks. Investors may lose money by investing in the Fund; the investment is not guaranteed.

SIZE: On January 31, 1997, the Fund had approximately $32 million in net assets.

GLOBAL EQUITY FUND


GOAL: To increase the value of an investment by investing primarily in equity securities of U.S. and foreign companies.


INVESTMENT OBJECTIVE: Long-term growth of capital.

RISKS: Equity securities historically have shown greater growth potential than other types of securities, but they
have also shown greater volatility. Because the Fund invests primarily in equity securities, its price will rise and fall. Investors in the Fund should be able to assume the special risks of investing in foreign securities, which include possible adverse political, social and economic developments abroad and differing characteristics of foreign economies and markets. These risks are greater with respect to securities of issuers located in emerging markets, in which the Fund may invest. Most of the foreign securities held by the Fund are denominated in foreign currencies, and the value of these investments can be adversely affected by fluctuations in foreign currency values. The Fund may use derivatives, such as options, futures and forward currency contracts, which may involve additional risks. Investors may lose money by investing in the Fund; the investment is not guaranteed.

SIZE: On January 31, 1997, the Fund had approximately $561 million in net assets.

GLOBAL INCOME FUND

GOAL: To provide high current income and, secondarily, capital appreciation by investing primarily in high-quality foreign and U.S. bonds.

INVESTMENT OBJECTIVE: The primary investment objective is high current income consistent with prudent investment risk; capital appreciation is a secondary objective.


RISKS: The Fund invests primarily in bonds, which are subject to interest rate and credit risk. Interest rate risk is the risk that interest rates will rise and bond prices will fall, lowering the value of the Fund's investments. Credit risk is the risk that adverse changes in economic conditions will affect an issuer's ability to pay interest and principal. Most of the foreign securities held by the Fund are denominated in foreign currencies, and the value of these investments thus can be adversely affected by fluctuations in foreign currency values. Investors in the Fund should be able to assume the special risks of investing in foreign securities, which include possible adverse political, social and economic developments abroad and differing characteristics of foreign economies and markets. These risks are greater with respect to securities of issuers located in emerging markets, in which the Fund may invest to a limited degree. Certain investment grade bonds in which the Fund may invest have speculative characteristics. The Fund may also invest in bonds rated below investment grade, which are subject to greater risks of default or price fluctuation than investment grade bonds and are considered predominantly speculative. The U.S. government securities in which the Fund may invest include mortgage-backed securities. The Fund may use derivatives,


                              --------------------
                               Prospectus Page 3

                         ------------------------------

PaineWebber    Emerging Markets Equity Fund   Global Equity Fund   Global Income

                                      Fund

                             THE FUNDS AT A GLANCE
                                  (Continued)
--------------------------------------------------------------------------------

such as options, futures, forward currency contracts and interest rate protection transactions, which may involve additional risks. As a non-diversified fund as defined in the Investment Company Act of 1940 ('1940 Act'), the Fund is subject to greater risk than funds that have a broader range of investments as explained below. Investors may lose money by investing in the Fund; the investment is not guaranteed.

SIZE: On January 31, 1997, the Fund had approximately $843 million in net assets.

MANAGEMENT

Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins'), an asset management subsidiary of PaineWebber Incorporated ('PaineWebber'), is the investment adviser and administrator of Emerging Markets Equity Fund, Global Equity Fund and Global Income Fund (each a 'Fund' and, collectively, the 'Funds'). Mitchell Hutchins has appointed Schroder Capital Management International, Inc. ('Schroder Capital') as the investment sub-adviser for Emerging Markets Equity Fund and GE Investment Management Incorporated ('GE Investment Management') as the investment sub-adviser for Global Equity Fund.

WHO SHOULD INVEST

EMERGING MARKETS EQUITY FUND is for investors who want long-term capital appreciation. The Fund seeks to achieve this by investing primarily in equity securities of companies in emerging market countries. Over time, foreign stocks have shown greater growth potential than many other types of securities. However, because their value tends to fluctuate more than that of U.S. stocks, investors must be willing to tolerate volatility in the value of the Fund's investments. These risks are greater with respect to securities of issuers located in emerging markets. Accordingly, Emerging Markets Equity Fund is designed for investors who are able to bear the risk that comes with investment in equity securities of emerging market issuers.

GLOBAL EQUITY FUND is for investors who want long-term growth of capital. The Fund seeks to achieve this by investing primarily in equity securities of U.S. and foreign companies. Over time, foreign stocks have shown greater growth potential than many other types of securities. However, because their value tends to fluctuate more than that of U.S. stocks, investors must be willing to tolerate volatility in the value of the Fund's investments. Accordingly, Global Equity Fund is designed for investors who are able to bear the risk that comes with investments in foreign equity securities.

GLOBAL INCOME FUND is for investors who want high current income consistent with prudent investment risk and, secondarily, capital appreciation. The Fund seeks to achieve this by investing primarily in high-quality debt securities issued or guaranteed by foreign governments, by the U.S. government, by their respective agencies or instrumentalities or by supranational organizations, or issued by foreign or U.S. companies. Investors in the Fund should be willing to assume the special risks of investing in foreign securities, which include possible adverse political, social and economic developments abroad and differing characteristics of foreign economies and markets. Accordingly, Global Income Fund is designed for investors who are able to bear the risk that comes with investments in foreign securities.

HOW TO PURCHASE CLASS Y SHARES

Eligible investors may purchase Class Y shares of the Funds as follows:

The price is the net asset value next calculated after PaineWebber's New York City headquarters or the Transfer Agent receives the purchase order.

Investors do not pay an initial sales charge when they buy Class Y shares. As a result, 100% of their purchase is immediately invested. Investors also do not pay a redemption fee or contingent deferred sales charge when they sell Class Y shares.

                              --------------------
                               Prospectus Page 4

                         ------------------------------

PaineWebber    Emerging Markets Equity Fund   Global Equity Fund   Global Income
                                      Fund

                                 EXPENSE TABLE
--------------------------------------------------------------------------------

The following tables are intended to assist investors in understanding the expenses associated with investing in Class Y shares of the Funds. Expenses shown below represent those incurred for the fiscal year ended August 31, 1996, in the case of Global Equity Fund, and the fiscal year ended October 31, 1996, in the case of Global Income Fund. In the case of Emerging Markets Equity Fund, expenses shown below, which are based on the annualized expenses for the four months ended October 31, 1996, reflect the current management fee rate and anticipated fee waivers and expense reimbursements.


SHAREHOLDER TRANSACTION EXPENSES                               CLASS Y
                                                               -------
Maximum Sales Charge on Purchases of Shares (as a % of
  offering price)...........................................     None
Sales Charge on Reinvested Dividends (as a % of offering
  price)....................................................     None
Exchange Fee................................................     None

ANNUAL FUND OPERATING EXPENSES (1) (as a % of average net

  assets)
EMERGING MARKETS EQUITY FUND
Management Fees (after fee waivers)*........................     0.70%
12b-1 Fees..................................................     0.00
Other Expenses (after expense reimbursements)*..............     1.49
                                                               -------
Total Operating Expenses (after fee waivers and expense
  reimbursements)*..........................................     2.19%
                                                               -------
                                                               -------
GLOBAL EQUITY FUND
Management Fees.............................................     0.85%
12b-1 Fees..................................................     0.00
Other Expenses..............................................     0.32
                                                               -------
Total Operating Expenses....................................     1.17%
                                                               -------
                                                               -------
GLOBAL INCOME FUND
Management Fees.............................................     0.74%
12b-1 Fees..................................................     0.00
Other Expenses..............................................     0.22
                                                               -------
Total Operating Expenses....................................     0.96%
                                                               -------
                                                               -------


------------------
(1) Class Y shares may be purchased by participants in the INSIGHT Investment Advisory Program ('INSIGHT') sponsored by PaineWebber, when purchased through that program. Participation in INSIGHT is subject to payment of an advisory fee at the maximum annual rate of 1.50% of assets held through INSIGHT (generally charged quarterly in advance), which may be charged to the INSIGHT participant's PaineWebber account. This account charge is not included in the table because non-INSIGHT participants are permitted to purchase Class Y shares of the Funds.


 * 'Management Fees' and 'Other Expenses' for Emerging Markets Equity Fund are restated to reflect reductions in the Fund's investment advisory and administrative fees, approved by shareholders on February 25, 1997, and offsetting reductions in anticipated fee waivers and expense reimbursements from Mitchell Hutchins. Using the current management fee rate and without taking into account anticipated fee waivers and expense reimbursements, 'Management Fees,' 'Other Expenses' and 'Total Operating Expenses' for Class Y shares of Emerging Markets Equity Fund would be 1.20%, 1.61% and 2.81%, respectively.


EXAMPLES OF EFFECT OF FUND EXPENSES

     The following examples should assist investors in understanding various costs and expenses incurred as shareholders of a Fund. The assumed 5% annual return shown in the examples is required by regulations of the Securities and Exchange Commission ('SEC') applicable to all mutual funds. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES OF A FUND MAY BE MORE OR LESS THAN THOSE SHOWN.

     An investor would pay the following expenses, directly or indirectly, on a $1,000 investment in a Fund, assuming a 5% annual return, reinvestment of all dividends and distributions and percentage amounts listed under 'Annual Fund Operating Expenses' remain the same for the years shown:

EMERGING MARKETS EQUITY FUND
EXAMPLE                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------  -------   --------   --------   ---------
Class Y............................    $22       $ 69      $117        $ 252
GLOBAL EQUITY FUND

EXAMPLE                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------  -------   --------   --------   ---------
Class Y............................    $12       $ 37      $64         $ 142
GLOBAL INCOME FUND

EXAMPLE                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------  -------   --------   --------   ---------
Class Y............................    $10       $ 31      $53         $ 118

                              --------------------
                               Prospectus Page 5

                         ------------------------------

PaineWebber    Emerging Markets Equity Fund   Global Equity Fund   Global Income
                                      Fund

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

EMERGING MARKETS EQUITY FUND

The following table provides investors with data and ratios for one Class Y share for each of the periods shown. This information is supplemented by the financial statements and accompanying notes appearing in Emerging Markets Equity Fund's Annual Report to Shareholders for the four months ended October 31, 1996 and the report of Ernst & Young LLP, independent auditors, appearing in the Fund's Annual Report to Shareholders. The financial statements, accompanying notes and auditors' report are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the financial information in the table below relating to the four months ended October 31, 1996 and the fiscal year ended June 30, 1996, have been audited by Ernst & Young LLP, independent auditors. The financial information for the prior years was audited by another independent accounting firm, whose reports thereon were unqualified. Further information about the Fund's performance is also included in the Annual Report to Shareholders, which may be obtained without charge by calling 1-800-647-1568. Schroder Capital was appointed sub-adviser for Emerging Markets Equity Fund effective February 25, 1997; thus, the information for periods prior to that date may not necessarily be indicative of current or future operations.

                                                                                EMERGING MARKETS EQUITY FUND
                                                                ------------------------------------------------------------
                                                                                          CLASS Y
                                                                ------------------------------------------------------------
                                             FOR THE FOUR                       FOR THE YEARS ENDED JUNE 30,
                                             MONTHS ENDED       ------------------------------------------------------------
                                           OCTOBER 31, 1996                 1996                           1995**
                                           -----------------          ----------------                ----------------
Net asset value, beginning of period....        $ 10.11                   $   9.75                        $  10.80
                                           -----------------            ----------                      ----------
Net investment income (loss)............          (0.05)                     (0.01)                           0.01
Net realized and unrealized gains
  (losses) from investment and foreign
  currency transactions.................          (0.55)                      0.37                           (0.99)
                                           -----------------            ----------                      ----------
Net increase (decrease) from investment
  operations............................          (0.60)                      0.36                           (0.98)
                                           -----------------            ----------                      ----------
Dividends from net investment income....             --                         --                           (0.07)
                                           -----------------            ----------                      ----------
Net asset value, end of period..........        $  9.51                   $  10.11                        $   9.75
                                           -----------------            ----------                      ----------
                                           -----------------            ----------                      ----------
Total investment return (1).............          (5.93)%                     3.69%                          (9.03)%
                                           -----------------            ----------                      ----------
                                           -----------------            ----------                      ----------
Ratios/Supplemental Data:
Net assets, end of period (000's).......        $11,375                   $ 12,979                        $ 12,332
Expenses, net of fee waivers, to average
  net assets............................           2.19%*                     2.19%                           2.19%
Expenses, before fee waivers, to average
  net assets............................           3.23%*                     3.29%                           2.29%
Net investment income (loss), net of fee
  waivers, to average net assets........          (1.13)%*                   (0.15)%                         (0.51)%
Net investment income (loss), before fee

  waivers, to average net assets........          (2.17)%*                   (1.25)%                         (0.61)%
Portfolio turnover......................              22%                       69%                             76%
Average commission rate paid (2)........        $0.0024                         --                              --


                                          FOR THE PERIOD
                                               ENDED
                                          JUNE 30, 1994+
                                          ---------------
Net asset value, beginning of period....      $ 12.00
                                          ---------------
Net investment income (loss)............         0.05
Net realized and unrealized gains
  (losses) from investment and foreign
  currency transactions.................        (1.25)
                                          ---------------
Net increase (decrease) from investment
  operations............................        (1.20)
                                          ---------------
Dividends from net investment income....           --
                                          ---------------
Net asset value, end of period..........      $ 10.80
                                          ---------------
                                          ---------------
Total investment return (1).............       (10.00)%
                                          ---------------
                                          ---------------
Ratios/Supplemental Data:
Net assets, end of period (000's).......      $15,435
Expenses, net of fee waivers, to average
  net assets............................         2.22%*
Expenses, before fee waivers, to average
  net assets............................         2.22%*
Net investment income (loss), net of fee
  waivers, to average net assets........         0.97%*
Net investment income (loss), before fee
  waivers, to average net assets........         0.97%*
Portfolio turnover......................            8%
Average commission rate paid (2)........           --

------------------
 +  For the period January 19, 1994 (commencement of operations) to June 30,
    1994.
 *  Annualized.
** Investment advisory functions for the Fund were transferred from Kidder Peabody Asset Management, Inc. to Mitchell Hutchins on February 13, 1995.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. Total investment returns for periods of less than one year have not been annualized.

(2) Effective for fiscal years beginning on or after September 1, 1995, the Fund is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

                              --------------------
                               Prospectus Page 6

                         ------------------------------

PaineWebber    Emerging Markets Equity Fund   Global Equity Fund   Global Income
                                      Fund

                              FINANCIAL HIGHLIGHTS
                                  (Continued)
--------------------------------------------------------------------------------

GLOBAL EQUITY FUND

The following table provides investors with data and ratios for one Class Y share for each of the periods shown. This information is supplemented by the financial statements and accompanying notes appearing in Global Equity Fund's Annual Report to Shareholders for the two months ended October 31, 1996, and the report of Ernst & Young LLP, independent auditors, appearing in the Fund's Annual Report to Shareholders. The financial statements, accompanying notes and auditors' report are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the financial information in the table below relating to the two months ended October 31, 1996 and to each of the two years in the period ended August 31, 1996, have been audited by Ernst & Young LLP, independent auditors. The financial information for the prior years was audited by another independent accounting firm, whose reports thereon were unqualified. Further information about the Fund's performance is also included in the Annual Report to Shareholders, which may be obtained without charge by calling 1-800-647-1568.

                                                                                    GLOBAL EQUITY FUND
                                                                  ------------------------------------------------------
                                                                                         CLASS Y
                                                                  ------------------------------------------------------
                                               FOR THE TWO         FOR THE YEARS ENDED AUGUST 31,       FOR THE PERIOD
                                              MONTHS ENDED        --------------------------------      MAY 10, 1993+
                                            OCTOBER 31, 1996        1996       1995**       1994      TO AUGUST 31, 1993
                                           -------------------    --------    --------    --------    ------------------
Net asset value, beginning of period....        $   16.97         $  16.22    $  17.03    $  14.56         $  13.80
                                           -------------------    --------    --------    --------    ------------------
Net investment income...................            (0.01)            0.07        0.07        0.05             0.02
Net realized and unrealized gains from
  investment and foreign currency
  transactions..........................             0.64             1.25        0.37        2.63             0.74
                                           -------------------    --------    --------    --------    ------------------

Net increase from investment
  operations............................             0.63             1.32        0.44        2.68             0.76
                                           -------------------    --------    --------    --------    ------------------
Dividends from net investment income....               --               --          --          --               --
Distributions from net realized gains...               --            (0.57)      (1.25)      (0.21)              --
                                           -------------------    --------    --------    --------    ------------------
Total dividends and distributions.......             0.00            (0.57)      (1.25)      (0.21)            0.00
                                           -------------------    --------    --------    --------    ------------------
Net asset value, end of period..........        $   17.60         $  16.97    $  16.22    $  17.03         $  14.56
                                           -------------------    --------    --------    --------    ------------------
                                           -------------------    --------    --------    --------    ------------------
Total investment return (1).............             3.71%            8.39%       3.54%      18.49%            5.51%
                                           -------------------    --------    --------    --------    ------------------
                                           -------------------    --------    --------    --------    ------------------
Ratios/Supplemental Data:
Net assets, end of period (000's).......        $  63,225         $ 61,736    $ 57,150    $ 28,390         $ 19,098
Expenses to average net assets..........             1.18%*           1.17%       1.46%(2)    1.33%            1.28%*
Net investment income to average net
  assets................................            (0.45)%*          0.46%       0.36%(2)    0.32%            0.47%*
Portfolio turnover......................                3%              33%         40%         51%              56%
Average commission rate paid (3)........        $  0.0069         $ 0.0120          --          --               --

------------------
   * Annualized
  ** Investment advisory functions for the Fund were transferred from Kidder
     Peabody Asset Management, Inc. to Mitchell Hutchins on February 13, 1995. + Commencement of offering of shares
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. Total investment returns for periods of less than one year have not been annualized.
(2)  These ratios include non-recurring reorganization expenses of 0.06%.

(3) Effective for fiscal years beginning on or after September 1, 1995, the Fund is required to disclose the average commission rate paid per share of common stock investments purchased or sold.


                              --------------------
                               Prospectus Page 7

                         ------------------------------

PaineWebber    Emerging Markets Equity Fund   Global Equity Fund   Global Income
                                      Fund

                              FINANCIAL HIGHLIGHTS
                                  (Continued)
--------------------------------------------------------------------------------


GLOBAL INCOME FUND

The following table provides investors with data and ratios for one Class Y share for each of the periods shown. This information is supplemented by the financial statements and accompanying notes appearing in Global Income Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1996 and the report of Price Waterhouse LLP, independent accountants, appearing in the Fund's Annual Report to Shareholders. The financial statements, accompanying notes and accountants' report are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the financial information in the table below, have been audited by Price Waterhouse LLP, independent accountants. Further information about the Fund's performance is also included in the Annual Report to Shareholders, which may be obtained without charge by calling 1-800-647-1568.


                                                                  GLOBAL INCOME FUND
                                          ------------------------------------------------------------------
                                                                       CLASS Y
                                          ------------------------------------------------------------------
                                                                                                   FOR THE
                                                                                                   PERIOD
                                                                                                 AUGUST 26,
                                                    FOR THE YEARS ENDED OCTOBER 31,               1991+ TO
                                          ---------------------------------------------------    OCTOBER 31,
                                           1996       1995       1994       1993       1992         1991
                                          -------    -------    -------    -------    -------    -----------
Net asset value, beginning of period....  $ 10.35    $  9.99    $ 10.97    $ 10.64    $ 10.76      $ 10.53
                                          -------    -------    -------    -------    -------    -----------
Net investment income...................     0.75@      0.78@      0.75       0.71       0.81         0.17
Net realized and unrealized gains
  (losses) from investment and foreign
  currency transactions.................     0.17@      0.32@     (1.06)      0.58      (0.08)        0.32
                                          -------    -------    -------    -------    -------    -----------
Total increase (decrease) from
  investment operations.................     0.92       1.10      (0.31)      1.29       0.73         0.49
                                          -------    -------    -------    -------    -------    -----------
Dividends from net investment income....    (0.78)     (0.74)     (0.34)     (0.82)     (0.67)       (0.24)
Distributions from realized gains on
  investments and foreign currency
  transactions..........................       --         --         --      (0.14)     (0.18)       (0.02)
Distributions from paid in capital......       --         --      (0.33)        --         --           --
                                          -------    -------    -------    -------    -------    -----------
Total dividends and distributions.......    (0.78)     (0.74)     (0.67)     (0.96)     (0.85)       (0.26)
                                          -------    -------    -------    -------    -------    -----------
Net asset value, end of period..........  $ 10.49    $ 10.35    $  9.99    $ 10.97    $ 10.64      $ 10.76
                                          -------    -------    -------    -------    -------    -----------
                                          -------    -------    -------    -------    -------    -----------
Total investment return (1).............     9.25%     11.39%     (2.86)%    12.60%      6.98%        4.63%
                                          -------    -------    -------    -------    -------    -----------
                                          -------    -------    -------    -------    -------    -----------

Ratios/Supplemental Data:
  Net assets, end of period (000's).....  $13,077    $16,613    $12,975    $12,043    $ 7,252      $ 2,565
  Expenses to average net assets........     0.96%      0.95%(2)   0.88%      1.06%**    0.94%        1.09%*
  Net investment income to average net
     assets.............................     7.19%      7.77%(2)   7.23%      7.00%**    8.15%        8.79%*
  Portfolio turnover rate...............      126%       113%       108%        90%        92%          53%


------------------
  * Annualized
 ** Includes 0.15% of interest expense related to the reverse repurchase agreement transactions entered into during the fiscal year
  + Commencement of issuance of shares
  @ Calculated using the average shares outstanding for the year
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Total investment return information for periods of less than one year is not annualized.
(2) These ratios include non-recurring reorganization expenses of 0.04%.


                              --------------------
                               Prospectus Page 8

                         ------------------------------

PaineWebber    Emerging Markets Equity Fund   Global Equity Fund   Global Income
                                      Fund

                        INVESTMENT OBJECTIVES & POLICIES
--------------------------------------------------------------------------------

The Funds' investment objectives may not be changed without shareholder approval. Except where noted, the Funds' other investment policies are not fundamental and may be changed by their boards.

EMERGING MARKETS EQUITY FUND


Emerging Markets Equity Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective through investment in a diversified portfolio consisting primarily of equity securities of issuers in emerging markets. 'Emerging markets' are the markets in all the countries not included in the Morgan Stanley Capital International World Index, an index of major world economies, and Malaysia. Under normal market conditions, the Fund invests a minimum of 65% of its total assets in equity securities of issuers located in emerging market countries and maintains investments in at least three emerging market countries. Issuers are considered to be located in an emerging market country if: (1) the principal securities trading market for the issuer is in an emerging market country; (2) the issuer derives 50% or more of its annual revenue or profit from either goods produced, sales made, investments made or services performed in emerging market countries; or (3) the issuer is organized under the laws of an emerging market country.


Schroder Capital attempts to spread the Fund's investments over geographic as well as economic sectors. Generally, Schroder Capital will not invest more than 35% of the Fund's total assets in any single country. Under no circumstances will 25% or more of the Fund's total assets be invested in any single industry. Within each emerging market, the Fund is diversified through investments in a number of local companies characterized by attractive valuation relative to expected growth.


There are currently over 60 newly industrializing and developing countries with equity markets. A number of these emerging markets are not yet easily accessible to foreign investors and have unattractive tax barriers or insufficient liquidity to make significant investments by the Fund feasible or attractive. However, many of the largest of the emerging market countries have, in recent years, liberalized access, and more are expected to do so over the coming few years.


In recent years, many emerging market countries have begun programs of economic reform: removing import tariffs, dismantling trade barriers, deregulating foreign investment, privatizing state owned industries, permitting the values of their currencies to float against the dollar and other major currencies, and generally reducing the level of state intervention in industry and commerce. Important intra-regional economic integration also holds the promise of greater trade and growth. At the same time, significant progress has been made in restructuring the heavy external debt burden that certain emerging market countries accumulated during the 1970s and 1980s. While there is no assurance that these trends will continue, Schroder Capital will seek out attractive investment opportunities in these countries.

GLOBAL EQUITY FUND

Global Equity Fund's investment objective is long-term growth of capital. The Fund attempts to achieve this goal by investing primarily in equity securities issued by companies in foreign countries, as well as in the United States.

The International Equity Team at GE Investment Management selects equity securities issued by companies located in developed and developing countries throughout the world. The Fund normally invests in at least three countries, one of which is typically the United States. The Fund normally invests at least 65% of its total assets in equity securities of foreign and U.S. companies.

When the International Equity Team believes it is consistent with the Fund's investment objective of long-term growth of capital, the Fund may invest up to 35% of its total assets in investment grade bonds issued by corporate or governmental entities. The bonds in which the Fund invests have maturities no longer than seven years. When the International Equity Team considers market, economic, political or currency conditions abroad to be unstable, the Fund may assume a temporary defensive position by investing all or a significant portion of its assets in securities of U.S. and Canadian issuers or by holding cash or short-term money market investments.

Under normal circumstances, at least 80% of the Fund's total assets are invested in equity securities or bonds of issuers in countries represented in the Morgan Stanley Capital International World Index. This is

                              --------------------
                               Prospectus Page 9

                         ------------------------------

PaineWebber    Emerging Markets Equity Fund   Global Equity Fund   Global Income
                                      Fund

a well-known index that reflects developed and developing markets throughout the world.

GLOBAL INCOME FUND

Global Income Fund's primary investment objective is high current income consistent with prudent investment risk; capital appreciation is a secondary objective. The Fund seeks to achieve these objectives by investing principally in high-quality debt securities issued or guaranteed by foreign governments, by the U.S. government, by their respective agencies or instrumentalities or by supranational organizations, or issued by U.S. or foreign companies.

The Fund's portfolio consists primarily of debt securities rated within one of the two highest grades assigned by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ('S&P'), Moody's Investors Service, Inc. ('Moody's') or another nationally recognized statistical rating organization ('NRSRO') or, if unrated, determined by Mitchell Hutchins to be of comparable quality. Normally, at least 65% of the Fund's total assets are invested in high-quality debt securities, denominated in foreign currencies or U.S. dollars, of issuers located in at least three of the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, Thailand, the United Kingdom and the United States. No more than 40% of the Fund's assets normally are invested in securities of issuers located in any one country other than the United States. Up to 5% of the Fund's total assets may be invested in debt securities convertible into equity securities.

The Fund may invest up to 35% of its total assets in debt securities rated below the two highest grades assigned by an NRSRO. Except as noted below, these securities must be rated at least BBB by S&P, Baa by Moody's or comparably rated by another NRSRO or, if unrated, determined by Mitchell Hutchins to be of comparable quality. Within this 35% limitation, the Fund may invest up to 20% of its total assets in sovereign debt securities rated as low as BB by S&P, Ba by Moody's or comparably rated by another NRSRO or, in the case of such securities assigned a short-term debt rating, no lower than B by S&P or comparably rated by another NRSRO or, if not so rated, determined by Mitchell Hutchins to be of comparable quality. Mitchell Hutchins will purchase such securities for the Fund only when it concludes that the anticipated return to the Fund on such investment warrants exposure to the additional level of risk.

--------------------------------------------------------------------------------
                        INVESTMENT PHILOSOPHY & PROCESS
--------------------------------------------------------------------------------

EMERGING MARKETS EQUITY FUND

In selecting emerging market equity securities for Emerging Markets Equity Fund, Schroder Capital combines rigorous, fundamental research with a quantitative assessment of the economic potential of the various countries in which investments might be made. Schroder Capital focuses on companies in emerging market countries where it believes there is likely to be a favorable long-term business environment and where it believes a company's growth is less likely to be impeded by adverse macro-economic or political factors. Within those countries, Schroder Capital selects stocks of companies that, based on its analysis of fundamental corporate data, it believes have a sustainable competitive advantage and whose growth potential is undervalued by investors.


Schroder Capital believes that one of its key strengths is its worldwide network of investment management affiliates and access to its network of local research offices, many long established, located in emerging market countries. Schroder Capital is a wholly owned indirect subsidiary of Schroders plc, the holding company parent of an international group of banks and financial services companies ('Schroder Group') with associated companies and investment and representative offices located around the world. Each year, the Schroder Group researches and conducts on-site visits with 1,200 companies in emerging market countries. Of those companies, the Schroder Group's investment professionals further develop extensive management contacts with, and produce independent forecasts of earnings estimates for 500 companies. Schroder Capital analyzes small and medium-sized companies, as well as the better-known larger capitalization companies. Schroder Capital believes that small companies are analyzed by fewer investors and are less likely than larger companies to be efficiently priced.


                              --------------------
                               Prospectus Page 10

                         ------------------------------

PaineWebber    Emerging Markets Equity Fund   Global Equity Fund   Global Income
                                      Fund

GLOBAL EQUITY FUND

In selecting equity securities for Global Equity Fund, the International Equity Team at GE Investment Management searches for growth companies selling at reasonable prices, with an emphasis on undervalued medium- to large-size growth companies with a global presence. The investment process employed by the International Equity Team involves several steps.


First, the International Equity Team carefully screens a universe of thousands of global stocks by comparing each company's price-to-earnings ratio with its long-term growth. This evaluation helps eliminate companies whose stock prices are too expensive, typically resulting in a list of several hundred stocks. Next, this smaller group of stocks is rigorously analyzed by the International Equity Team's experienced investment professionals. This step, which is designed to determine whether a stock's price reflects its true value and whether the market may eventually recognize the stock's value, reduces the universe to fewer stocks.


Finally, the International Equity Team looks for a catalyst (such as new management, new products or changing industry dynamics) that might cause the market to realize a stock is undervalued. This process typically results in fewer than 100 stocks that the International Equity Team will buy for the Fund's portfolio.


The strength of the Team's conviction about each company is part of what determines the size of each holding.

The International Equity Team regularly reviews the equity securities held in the Fund's portfolio to assess risks, such as stability in the political and economic conditions of underlying countries, fluctuations in currency rates, liquidity, changes in company earnings, and other relevant factors.

GLOBAL INCOME FUND

Global Income Fund's investment policies are designed to enable it to capitalize on unique investment opportunities presented throughout the world and in international financial markets influenced by the increasing interdependence of economic cycles and currency exchange rates. Over the past decade, debt securities offered by certain foreign governments provided higher investment returns than U.S. government debt securities. Such returns reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies, which have had a substantial impact on investment in foreign debt securities. The importance of global debt markets is illustrated by a popular index used to assess both U.S. government and foreign government debt markets, namely the Salomon Brothers World Government Bond Market Index. As of December 31, 1996, more than 67% of this index was represented by securities denominated in currencies other than the U.S. dollar.

The Global Fixed Income Management Team at Mitchell Hutchins relies on fundamental economic strength, credit quality and currency and interest rate trends as the principal determinants of the various country, geographic and industry sector weightings within the Fund's portfolio. In addition, certain of the Fund's assets are invested in the debt securities of certain U.S. governmental and corporate issuers. The Management Team believes that over time investment in a composite of foreign fixed income markets and in the U.S. government and corporate bond markets is less risky than a portfolio comprised exclusively of foreign securities and provides investors with the potential to earn a higher return than a portfolio invested exclusively in U.S. debt securities.

                              --------------------
                               Prospectus Page 11

                         ------------------------------

PaineWebber    Emerging Markets Equity Fund   Global Equity Fund   Global Income
                                      Fund

                                  PERFORMANCE
--------------------------------------------------------------------------------

These charts show the total returns for Class Y shares of the Funds. Past results are not a guarantee of future results.

EMERGING MARKETS EQUITY FUND


                                     [BAR GRAPH]



1/19/94 - 12/31/94                     -12.33%
1995                                   -10.92%
1996                                     5.05%


The inception date for Class Y shares was January 19, 1994; thus, the 1994 return represents the period from January 19, 1994 through December 31, 1994. Schroder Capital was appointed as the sub-adviser for Emerging Markets Equity Fund effective February 25, 1997; thus, while past performance is never a guarantee of future results, information for periods prior to that date may be less indicative of current or future operations than would otherwise be the case.


AVERAGE ANNUAL RETURNS
  As of October 31, 1996
                                      CLASS Y
                                      --------
Inception Date.....................    1/19/94
One Year...........................      (1.04)%
Life...............................      (7.76)%

                              --------------------
                               Prospectus Page 12

                         ------------------------------

PaineWebber    Emerging Markets Equity Fund   Global Equity Fund   Global Income
                                      Fund

GLOBAL EQUITY FUND

                               [BAR GRAPH]


5/10/93 - 12/31/93                18.19%
1994                              -2.16%
1995                              13.90%
1996                              15.12%


The inception date for Class Y shares was May 10, 1993; thus, the 1993 return represents the period from May 10, 1993 through December 31, 1993.


AVERAGE ANNUAL RETURNS
  As of October 31, 1996

                                      CLASS Y
                                      --------
Inception Date.....................    5/10/93
One Year...........................      14.54%
Life...............................      11.38%

                              --------------------
                               Prospectus Page 13

                         ------------------------------

PaineWebber    Emerging Markets Equity Fund   Global Equity Fund   Global Income
                                      Fund

GLOBAL INCOME FUND




                                     [BAR GRAPH]


8/26/91 - 12/31/91                      9.83%
1992                                    1.51%
1993                                   14.54%
1994                                   -3.74%
1995                                   13.53%
1996                                    7.54%


The inception date for Class Y shares was August 26, 1991; thus, the 1991 return for Class Y shares represents the period from August 26, 1991 through December 31, 1991.


AVERAGE ANNUAL RETURNS
  As of October 31, 1996

                                      CLASS Y
                                      --------
Inception Date.....................    8/26/91
One Year...........................       9.25%
Five Years.........................       7.31%
Life...............................       7.98%

PERFORMANCE INFORMATION

The Funds perform a standardized computation of annualized total return and may show this return in advertisements or promotional materials. Standardized return shows the change in value of an investment in a Fund as a steady compound annual rate of return. Actual year-by-year returns fluctuate and may be higher or lower than standardized return. One-, five- and ten-year periods will be shown, unless the Fund or Class has been in existence for a shorter period. If so, returns will be shown for the period since inception, known as 'Life.' Total return calculations assume reinvestment of dividends and other distributions.

The Funds may use other total return presentations in conjunction with standardized return. These may cover the same or different periods as those used for standardized return and may include cumulative returns, average annual rates, actual year-by-year rates or any combination thereof.

Total return information reflects past performance and does not indicate future results. The investment return and principal value of shares of the Funds will fluctuate. The amount investors receive when selling shares may be more or less than what they paid. Further information about each Fund's performance is contained in its Annual Report, which may be obtained without charge by contacting the Fund, your PaineWebber investment executive or PaineWebber's correspondent firms or by calling toll-free 1-800-647-1568.

                              --------------------

                               Prospectus Page 14

                         ------------------------------

PaineWebber    Emerging Markets Equity Fund   Global Equity Fund   Global Income
                                      Fund

                             THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------

EQUITY SECURITIES include common stocks, preferred stocks and securities that are convertible into them, including convertible debentures and notes and common stock purchase warrants and rights. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

Preferred stock has certain fixed-income features, like a bond, but is actually equity in a company, like common stock. Convertible securities may include debentures, notes and preferred equity securities, which are convertible into common stock.

BONDS (including notes and debentures) are used by corporations and governments to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Bonds have varying degrees of investment risk and varying levels of sensitivity to changes in interest rates.

RISKS

Following is a discussion of the risks that are common to each Fund:

EQUITY SECURITIES. While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities, and reflect changes in a company's financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that a Fund may experience a substantial or complete loss on an individual equity investment.

BONDS. Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and bond prices will fall, lowering the value of the Fund's bond investments. Credit risk is the risk that adverse changes in economic conditions can affect an issuer's ability to pay principal and interest. In addition, there is a risk that bonds will be downgraded by rating agencies. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the volatility of the security's value or its liquidity. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates.

Debt securities rated below investment grade generally offer a higher current yield than that available for higher grade issues, but they involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress, which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

FOREIGN SECURITIES. Investing in foreign securities involves more risks than investing in securities of U.S. companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance and settlement periods.

In general, less information may be available about foreign companies than about U.S. companies, and foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Foreign securities markets may be less liquid and subject to less regulation than the U.S. securities markets. The costs of investing outside the United States frequently are higher than those in the United States. These costs include relatively higher brokerage commissions and foreign custody expenses.

INVESTING IN EMERGING MARKETS. Investing in securities issued by companies located in emerging markets involves additional risks. These countries typically

                              --------------------
                               Prospectus Page 15

                         ------------------------------

PaineWebber    Emerging Markets Equity Fund   Global Equity Fund   Global Income
                                      Fund

have economic and political systems that are relatively less mature, and can be expected to be less stable, than those of developed countries. Emerging market countries may have policies that restrict investment by foreigners in those countries, and there is a risk of government expropriation or nationalization of private property. The possibility of low or nonexistent trading volume in the securities of companies in emerging markets may also result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.


CURRENCY. Currency risk is the risk that changes in foreign exchange rates may reduce the U.S. dollar value of a Fund's foreign investments. A Fund's share value may change significantly when investments are denominated in foreign currencies. Generally, currency exchange rates are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries. Currency exchange rates can also be affected by the intervention of the U.S. and foreign governments or central banks, the imposition of currency controls, speculation or other political or economic developments inside and outside the United States.

DERIVATIVES. Some of the instruments in which the Funds may invest may be referred to as 'derivatives,' because their value depends on (or 'derives' from) the value of an underlying asset, reference rate or index. These instruments include options, futures contracts, forward currency contracts, interest rate protection contracts and similar instruments that may be used in hedging and related strategies. There is limited consensus as to what constitutes a 'derivative' security. The market value of derivative instruments and securities sometimes is more volatile than that of other investments, and each type of derivative instrument may pose its own special risks. Mitchell Hutchins and the sub-advisers take these risks into account in the management of the Funds.

COUNTERPARTIES. The Funds may be exposed to the risk of financial failure or insolvency of another party. To help lessen those risks, the sub-advisers and Mitchell Hutchins, subject to the supervision of the respective boards of trustees, monitor and evaluate the creditworthiness of the parties with which each Fund does business.

In addition to these general risks, investments in each Fund are subject to special risk considerations:

EMERGING MARKETS EQUITY FUND

INVESTING IN NON-CAPITALIST COUNTRIES. Emerging Markets Equity Fund may invest in emerging markets that are formerly communist countries of Eastern Europe, the Commonwealth of Independent States (formerly the Soviet Union) and the People's Republic of China (collectively, 'Non-Capitalist Countries'). Upon the accession to power of communist regimes approximately 50 to 80 years ago, the governments of a number of Non-Capitalist Countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. There can be no assurance that the Fund's investments in Non-Capitalist Countries, if any, would not also be expropriated, nationalized or otherwise confiscated, in which case the Fund could lose its entire investment in the Non-Capitalist Country involved. In addition, any change in the leadership or policies of Non-Capitalist Countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring.

GLOBAL EQUITY FUND

BONDS. The bonds in which Global Equity Fund may invest must be rated investment grade except as otherwise noted below. Investment grade quality means that the securities are rated within the four highest categories by S&P or Moody's or comparably rated by another NRSRO. Securities in the fourth highest category (BBB by S&P or Baa by Moody's) are investment grade, but Moody's considers securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for higher-rated securities. The Fund may invest in unrated securities if GE Investment Management deems them to be of comparable quality. The Fund may invest up to 10% of its net assets in convertible securities rated below investment grade.

GLOBAL INCOME FUND

U.S. AND FOREIGN GOVERNMENT SECURITIES. The U.S. government securities in which the Fund may invest include direct obligations of the U.S. government (such as Treasury bills, notes and bonds) and obligations issued or guaranteed by U.S. government agencies and instrumentalities. The Fund is authorized to invest in mortgage-backed securities issued or guaranteed by the Government National Mortgage Association ('Ginnie Mae'), Fannie Mae (formerly, the Federal National Mortgage Association) or the Federal Home Loan Mortgage Corporation ('Freddie Mac'), but does not presently expect to invest more than 10% of its total assets in such securities.

                              --------------------
                               Prospectus Page 16

                         ------------------------------

PaineWebber    Emerging Markets Equity Fund   Global Equity Fund   Global Income
                                      Fund

The Fund may invest in 'zero coupon' Treasury securities, which are Treasury bills, notes and bonds that have been stripped of their unmatured interest coupons, and receipts or certificates representing interest in such stripped debt obligations and coupons. A zero coupon security pays no cash interest to its holder prior to maturity. Accordingly, these securities usually are issued and traded at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current income payments. Federal tax law requires that the holder of a zero coupon security include in gross income each year the original issue discount that accrues on the security for the year, even though the holder receives no interest payment on the security during the year. For additional discussion of the tax treatment of zero coupon Treasury securities, see 'Taxes' in the Statement of Additional Information.

The foreign government securities in which the Fund may invest generally consist of obligations supported by national, state or provincial governments or similar political subdivisions. Investments in foreign government debt securities involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of default. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance.


BONDS; LOWER-RATED BONDS. Global Income Fund is permitted to invest up to 35% of its total assets in securities rated below the two highest grades assigned by an NRSRO. Except as noted below, these securities must be rated at least BBB by S&P or Baa by Moody's. These securities are investment grade, but Moody's considers securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for higher-rated securities. Within this 35% limitation, the Fund may invest up to 20% of its total assets in sovereign debt securities rated as low as BB by S&P, Ba by Moody's or comparably rated by another NRSRO or, in the case of such securities assigned a short-term debt rating, no lower than B by S&P or comparably rated by another NRSRO. These securities, commonly referred to as 'junk bonds,' are deemed by those NRSROs to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. Short-term debt rated B by S&P is regarded by the rating agency as having only an adequate capacity for timely payment. The Fund is also permitted to purchase debt securities that are not rated by an NRSRO but that Mitchell Hutchins determines to be of comparable quality to that of rated securities in which the Fund may invest. Such securities are included in the computation of any percentage limitations applicable to the comparably rated securities. In the event that, due to a downgrade of one or more debt securities, an amount in excess of 20% of the Fund's total assets is held in securities rated below investment grade and comparably unrated securities, Mitchell Hutchins will engage in an orderly disposition of such securities to the extent necessary to ensure that the Fund's holdings of such securities do not exceed 20% of the Fund's total assets.


MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are bonds backed by direct or indirect pools of underlying mortgage loans that are secured by real property. The U.S. government mortgage-backed securities in which Global Income Fund may invest are issued or guaranteed as to principal and interest (but not as to market value) by Ginnie Mae, Fannie Mae or Freddie Mac. Mortgage-backed securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations.


A major difference between mortgage-backed securities and traditional bonds is that interest and principal payments are made more frequently (usually monthly) and that principal may be repaid at any time. When interest rates go down and homeowners refinance their mortgages, mortgage-backed securities may be paid off more quickly than investors expect. When interest rates rise, mortgage-backed securities may be paid off more slowly than originally expected. Changes in the rate or 'speed' of these prepayments can cause the value of mortgage-backed securities to fluctuate rapidly. Because of prepayments, mortgage-backed securities may not benefit as much as other bonds from declining interest rates, and Global Income Fund may have to reinvest prepayments in bonds with lower interest rates than the original investment, thus adversely affecting its yield. Actual prepayment experience may cause the yield of a mortgage-backed security to differ from what was assumed when the Fund purchased the security.

NON-DIVERSIFIED STATUS. The Fund is 'non-diversified,' as that term is defined in the 1940 Act, but it intends to continue to qualify as a 'regulated investment company' for federal income tax purposes. See 'Dividends and Taxes.' This means, in general, that

                              --------------------
                               Prospectus Page 17

                         ------------------------------

PaineWebber    Emerging Markets Equity Fund   Global Equity Fund   Global Income
                                      Fund

more than 5% of the total assets of the Fund may be invested in securities of one issuer (including a foreign government), but only if, at the close of each quarter of the Fund's taxable year, the aggregate amount of such holdings does not exceed 50% of the value of its total assets and no more than 25% of the value of its total assets is invested in the securities of a single issuer. To the extent that the Fund's portfolio at times may include the securities of a smaller number of issuers than if it were 'diversified' (as defined in the 1940
Act), the Fund will at such times be subject to greater risk with respect to its portfolio securities than an investment company that invests in a broader range of securities, in that changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the Fund's total return and the price of Fund shares.

INVESTMENT TECHNIQUES AND STRATEGIES

HEDGING AND OTHER STRATEGIES USING DERIVATIVE CONTRACTS. Each Fund may use derivative contracts, such as options (both exchange traded and over-the-counter), futures contracts and forward currency contracts, in strategies intended to reduce the overall risk of its investments ('hedge') or, in the case of Global lncome Fund, to enhance income or realize gains. Use of these derivative contracts solely to enhance income or realize gains may be considered a form of speculation. Global Income Fund also may use interest rate swaps and similar contracts to preserve a return or spread on a particular investment or portion of its portfolio or to protect against an increase in the price of securities that the Fund anticipates purchasing at a later date. New financial products and risk management techniques continue to be developed, and they may be used by any Fund if consistent with its investment objective and policies. The Statement of Additional Information contains further information on these derivative contracts and related hedging strategies.

The Funds might not use any of these derivative contracts or hedging strategies, and there can be no assurance that using them will succeed. If Schroder Capital, GE Investment Management or Mitchell Hutchins, as applicable, is incorrect in its judgment on market values, interest rates or other economic factors in using a hedging strategy, a Fund may have lower net income and a net loss on the investment. Each of these strategies involves certain risks, which include:

o the fact that the skills needed to implement a hedging strategy are different from those needed to select securities for the Funds;

o the possibility of imperfect correlation, or even no correlation, between price movements of derivative contracts used in hedging strategies and price movements of the securities or currencies being hedged;

o possible constraints placed on a Fund's ability to purchase or sell portfolio investments at advantageous times due to the need for the Fund to maintain 'cover' or to segregate securities; and

o the possibility that a Fund is unable to close out or liquidate its hedged position.

REPURCHASE AGREEMENTS. Each Fund may use repurchase agreements. Repurchase agreements are transactions in which a Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer, usually no more than seven days after purchase, at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes insolvent. Each Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins or a sub-adviser to present minimum credit risks in accordance with guidelines established by the Fund's board.

REVERSE REPURCHASE AGREEMENTS. Global Income Fund may enter into reverse repurchase agreements with banks and broker-dealers up to an aggregate value of not more than 10% of its total assets. Such agreements involve the sale of securities held by the Fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Such agreements are considered to be borrowings and may be entered into only for temporary or emergency purposes. The Fund will not purchase portfolio securities while borrowings (including reverse repurchase agreements) in excess of 5% of the value of its total assets are outstanding.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. Each Fund may purchase securities on a 'when-issued' or delayed-delivery basis. In when-issued or delayed-delivery transactions, delivery of the securities occurs beyond normal settlement periods, but the Fund would not pay for such securities or start earning interest on them until they are delivered. However, when the Fund purchases securities on a when-issued or delayed-delivery basis, it immediately assumes

                              --------------------
                               Prospectus Page 18

                         ------------------------------

PaineWebber    Emerging Markets Equity Fund   Global Equity Fund   Global Income
                                      Fund

the risks of ownership, including the risk of price fluctuation. When-issued and delayed-delivery securities will not exceed 10% of Global Equity Fund's net assets.


LENDING PORTFOLIO SECURITIES. Each Fund may lend its securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of that Fund's total assets. Lending securities enables a Fund to earn additional income, but could result in a loss or delay in recovering these securities.

PORTFOLIO TURNOVER. Each Fund's portfolio turnover rate may vary greatly from year to year and will not be a limiting factor when Mitchell Hutchins or a sub-adviser deems portfolio changes appropriate. A higher turnover rate (100% or more) for a Fund will involve correspondingly greater transaction costs, which will be borne directly by the Fund, and may increase the potential for short-term capital gains.

DEFENSIVE POSITIONS. When Mitchell Hutchins or the sub-adviser, as applicable, believes that unusual market or economic circumstances warrant a defensive posture, each Fund may temporarily commit all or any portion of its assets to cash or investment grade money market instruments of U.S. or foreign issuers, including repurchase agreements.

ILLIQUID SECURITIES. Global Equity Fund and Global Income Fund each may invest up to 10% of its net assets, and Emerging Markets Equity Fund up to 15% of its net assets, in illiquid securities, including certain cover for over-the-counter options and securities whose disposition is restricted under the federal securities laws. The Funds do not consider securities that are eligible for resale pursuant to SEC Rule 144A to be illiquid securities if Mitchell Hutchins or the sub-adviser, as applicable, has determined such securities to be liquid, based upon the trading markets for the securities under procedures approved by the Funds' boards.

OTHER INFORMATION. Each Fund may borrow money for temporary or emergency purposes in the following amounts of total assets: Emerging Markets Equity Fund--33 1/3%, Global Equity Fund--20%, and Global Income Fund--10%. Each Fund may sell securities short 'against the box' to defer realization of gains or losses for tax or other purposes. When a security is sold against the box, the seller owns the security. In addition, each Fund may invest up to 10% of its total assets in the securities of other investment companies. To the extent a Fund invests in other investment companies, the Fund's shareholders incur duplicative fees and expenses, including investment advisory fees. Each Fund may invest up to 35% of its total assets in cash or investment grade money market instruments of U.S. or foreign issuers for liquidity purposes or pending investment in other securities. Subject to this 35% limitation, Global Income Fund may acquire these securities as an investment.

--------------------------------------------------------------------------------
                               HOW TO BUY SHARES
--------------------------------------------------------------------------------

Class Y shares are sold to eligible investors at the net asset value next determined after the purchase order is received at PaineWebber's New York City headquarters or, with respect to Global Equity Fund and Global Income Fund, for purchases by the trustee of the PW SIP, by PFPC Inc., the Funds' transfer agent ('Transfer Agent'). No initial or contingent deferred sales charge is imposed, nor are Class Y shares subject to rule 12b-1 distribution or service fees. The Funds and Mitchell Hutchins reserve the right to reject any purchase order and to suspend the offering of Class Y shares for a period of time. Mitchell Hutchins, the distributor for each Fund's Class Y shares, has appointed PaineWebber to serve as the exclusive dealer for each Fund's Class Y shares.

The following investors are eligible to buy Class Y shares of Global Equity Fund and Global Income Fund:

o a participant in INSIGHT when Class Y shares are purchased through that program;

o an investor who buys $10 million or more at any one time in any combination of PaineWebber mutual funds in the Flexible PricingSM System;

o an employee benefit plan qualified under section 401 (including a salary reduction plan qualified under section 401(k)) or 403(b) of the Internal Revenue Code that has either

    5,000 or more eligible employees or

    $50 million or more in assets; and

  o an investment company advised by PaineWebber or an affiliate of PaineWebber.

INSIGHT

An investor who purchases $50,000 or more of shares of the mutual funds that are available to INSIGHT participants (which include the PaineWebber mutual

                              --------------------
                               Prospectus Page 19

                         ------------------------------

PaineWebber    Emerging Markets Equity Fund   Global Equity Fund   Global Income
                                      Fund

funds in the Flexible Pricing(Service Mark) System and certain other specified mutual funds) may take part in INSIGHT, a total portfolio asset allocation program sponsored by PaineWebber, and thus become eligible to purchase Class Y shares. INSIGHT offers comprehensive investment services, including a personalized asset allocation investment strategy using an appropriate combination of funds, monitoring of investment performance and comprehensive quarterly reports that cover market trends, portfolio summaries and personalized account information.

Participation in INSIGHT is subject to payment of an advisory fee to PaineWebber at the maximum annual rate of 1.5% of assets held through the program (generally charged quarterly in advance), which covers all INSIGHT investment advisory services and program administration fees. Employees of PaineWebber and its affiliates are entitled to a 50% reduction in the fee otherwise payable for participation in INSIGHT. INSIGHT clients may elect to have their INSIGHT fees charged to their PaineWebber accounts (by the automatic redemption of money market fund shares) or, if a qualified plan, invoiced.

Please contact your PaineWebber investment executive or PaineWebber correspondent firm or call 1-800-647-1568 for more information concerning mutual funds that are available to INSIGHT participants or for other INSIGHT program information.

PURCHASES BY THE TRUSTEE OF THE PW SIP

The Class Y shares of Global Equity Fund and Global Income Fund also are offered for sale to the trustee of the PW SIP, a defined contribution plan sponsored by Paine Webber Group Inc. ('PW Group'). The trustee of the PW SIP purchases and redeems these Class Y shares to implement the investment choices of individual plan participants with respect to their PW SIP contributions. Individual plan participants should consult the Plan Information Statement and Summary Plan Description of the PW SIP (collectively the 'Plan Documents') for a description of the procedures and limitations applicable to making and changing investment choices.

Copies of the Plan Documents are available from the PaineWebber Incorporated Benefits Department, 1000 Harbor Boulevard, 10th Floor, Weehawken, NJ 07087 (telephone 1-201-902-4444).

As described in the Plan Documents, the average net asset value per share at which Class Y shares of Global Equity Fund and Global Income Fund are purchased or redeemed by the trustee of the PW SIP for the accounts of individual participants might be more or less than the net asset value per share prevailing at the time that such participants made their investment choices or made their contributions to the PW SIP.

ACQUISITION OF CLASS Y SHARES BY OTHERS

Each Fund is authorized to offer Class Y shares to certain other investment advisory programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds. At present, however, INSIGHT participants are the only purchasers in this category.

--------------------------------------------------------------------------------
                               HOW TO SELL SHARES
--------------------------------------------------------------------------------

Investors can sell (redeem) shares at any time. Shares will be sold at the share price as next calculated after the order is received and accepted. Share prices are normally calculated at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time).

Investors who have an account with PaineWebber or one of PaineWebber's correspondent firms can sell their shares by contacting their investment executive. Investors who do not have an account and have bought their shares through PFPC Inc., the Funds' Transfer Agent, may sell shares by writing a 'letter of instruction.' The letter of instruction must include:

o the investor's name and address;


o the Fund's name;

o the Fund account number;

o the dollar amount or number of shares to be sold; and

o a guarantee of each registered owner's signature by an eligible institution, such as a commercial bank, trust company or stock exchange member.

The letter of instruction must be mailed to PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, DE 19899.

If a shareholder wants to sell shares that were purchased recently, the Fund may delay payment until it

                              --------------------
                               Prospectus Page 20

                         ------------------------------

PaineWebber    Emerging Markets Equity Fund   Global Equity Fund   Global Income
                                      Fund

verifies that good payment was received. In the case of purchases by check, this can take up to 15 days.

Because each Fund incurs fixed costs in maintaining shareholder accounts, each Fund reserves the right to purchase back all Fund shares in any shareholder account having a net asset value of less than $500. If the Fund elects to do so, it will notify the shareholder of the opportunity to increase the amount invested to $500 or more within 60 days of the notice. The Fund will not purchase back accounts that fall below $500 solely due to a reduction in net asset value per share.

SALES BY PARTICIPANTS IN PW SIP

The trustee of the PW SIP sells Class Y shares of Global Equity Fund and Global Income Fund to implement the investment choices of individual plan participants with respect to their PW SIP contributions, as described in the Plan Documents referenced under 'How to Buy Shares' above. The price at which Class Y shares are sold by the trustee of the PW SIP might be more or less than the price per share at the time the participants made their investment choices.

--------------------------------------------------------------------------------
                                   MANAGEMENT
--------------------------------------------------------------------------------

EMERGING MARKETS EQUITY FUND

The Fund is governed by a board of trustees, which oversees the Fund's operations. It has appointed Mitchell Hutchins as investment adviser and administrator responsible for the Fund's operations (subject to the authority of the board of trustees). Mitchell Hutchins has appointed the investment sub-adviser, Schroder Capital, to be responsible for day-to-day management of the Fund's investments.


Schroder Group companies have invested internationally for over 50 years. Schroder Capital has developed an expertise in emerging markets investments and has 39 investment professionals located in 12 offices in emerging market countries around the world. John A. Troiano, with the assistance of an emerging markets investment committee, has been primarily responsible for the day-to-day management of Emerging Markets Equity Fund since Schroder Capital was appointed sub-adviser on February 25, 1997. Mr. Troiano has been a managing director of Schroder Capital since November 1995, and has been employed by various Schroder Group companies in the portfolio management area since 1988. He is currently chairman of Schroder Capital's emerging markets investments committee.


GLOBAL EQUITY FUND

The Fund is governed by a board of trustees, which oversees the Fund's operations. It has appointed Mitchell Hutchins as investment adviser and administrator responsible for the Fund's operations (subject to the authority of the board of trustees). Mitchell Hutchins has appointed the investment sub-adviser, GE Investment Management, to be responsible for day-to-day management of the Fund's investments.

Ralph R. Layman is the head of the International Equity Team at GE Investment Management and serves as portfolio manager of the Fund, primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Layman has served in this capacity since the Fund's inception in 1991. He is a Chartered Financial Analyst and an executive vice president and senior investment manager of GE Investment Management.

From 1989 to 1991, Mr. Layman served as executive vice president, partner and portfolio manager of Northern Capital Management Co. Prior to 1989 when he joined Northern, he was vice president and portfolio manager of Templeton Investment Counsel, Inc., and vice president of the Templeton Emerging Markets Fund.

Directly assisting Mr. Layman are Michael J. Solecki, vice president of international equities at GE Investments, and the rest of the International Equity Team. Mr. Solecki is a Chartered Financial Analyst and has been with GE Investment Management for six years. From 1992 to 1995, Mr. Solecki was a senior European analyst at GE Investment Management's London, England office. Prior to 1992, he was an international analyst with GE Investment Management. The International Equity Team is comprised of eleven analysts, seven of whom manage portfolios.

GLOBAL INCOME FUND

The Fund is governed by a board of trustees, which oversees the Fund's operations. It has appointed Mitchell Hutchins as investment adviser and administrator responsible for the Fund's operations (subject to the authority of the board of trustees).


Stuart Waugh and William King are primarily responsible for the day-to-day portfolio management of the

                              --------------------
                               Prospectus Page 21

                         ------------------------------

PaineWebber    Emerging Markets Equity Fund   Global Equity Fund   Global Income
                                      Fund


Fund. Mr. Waugh has been involved with the Fund since its inception, first as an analyst and then as portfolio manager since 1993. Mr. Waugh is a vice president of PaineWebber Investment Series and a managing director of global fixed income investments of Mitchell Hutchins. Mr. Waugh has been with Mitchell Hutchins since 1983. Mr. King joined Mitchell Hutchins in November 1995. Previously, he was at IBM Corporation where he was responsible for the management of IBM Pension Fund's global bond portfolio. Both Mr. Waugh and Mr. King are Chartered Financial Analysts.


Other members of Mitchell Hutchins' international fixed income group provide input on market outlook, interest rate forecasts and other considerations pertaining to global fixed income investments.

                                    * * * *

Each board has determined that brokerage transactions for the Fund may be conducted through PaineWebber or its affiliates in accordance with procedures adopted by the board.

Personnel of Mitchell Hutchins and each sub-adviser may engage in securities transactions for their own accounts pursuant to each firm's code of ethics that establishes procedures for personal investing and restricts certain transactions.

ABOUT THE INVESTMENT ADVISER

Mitchell Hutchins, located at 1285 Avenue of the Americas, New York, New York 10019, is the asset management subsidiary of PaineWebber Incorporated, which is wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. On January 31, 1997, Mitchell Hutchins was adviser or sub-adviser of 30 investment companies with 65 separate portfolios and aggregate assets of approximately $32.9 billion.

ABOUT THE SUB-ADVISERS


Schroder Capital, the investment sub-adviser to Emerging Markets Equity Fund, is located at 787 Seventh Avenue, New York, New York 10019. It is a wholly owned indirect subsidiary of Schroders plc. Schroders plc, which is listed on the London Stock Exchange, is the holding company parent of an international group of banks and financial services companies (referred to as the 'Schroder Group'), with associated companies and branch and representative offices located in 18 countries worldwide. As of December 31, 1996, the investment management subsidiaries of the Schroder Group had approximately $130 billion in assets under management, and Schroder Capital, together with its United Kingdom affiliate Schroder Capital Management International Limited, had over $24 billion, including $2.8 billion in emerging market investments under management as of that date.



GE Investment Management, the investment sub-adviser to Global Equity Fund, is located at 3003 Summer Street, Stamford, Connecticut 06905 and is a subsidiary of General Electric Company. Together with its affiliate, General Electric Investment Corporation (GE Investment Management and General Electric Investment Corporation are collectively referred to as 'GE Investments'), GE Investment Management is one of the largest independent investment managers in the United States. GE Investments and its predecessors have been managing mutual fund assets since 1935 and, as of December 31, 1996, had in excess of $56 billion in total assets under management.


MANAGEMENT FEES & OTHER EXPENSES

Each Fund pays Mitchell Hutchins a monthly fee for its services. Emerging Markets Equity Fund is obligated to pay investment advisory and administrative fees to Mitchell Hutchins at an annual rate of 1.20% of the Fund's average daily net assets. However, after giving effect to anticipated fee waivers, the effective annual rate at which such fees will actually be paid by the Fund from February 25, 1997 through the end of the current fiscal year is expected to be 0.70%. Under the advisory contract that was in effect between the Fund and Mitchell Hutchins prior to that date, the annual rate at which the Fund was obligated to pay Mitchell Hutchins for its services was 1.62% of the Fund's average daily net assets. After giving effect to fee waivers, for the fiscal year ended June 30, 1996, as well as for the subsequent four month fiscal period ended October 31, 1996, the Fund actually paid such fees to Mitchell Hutchins at an annual rate of 1.12%.

For the fiscal year ended August 31, 1996 as well as for the subsequent two-month fiscal period ended October 31, 1996, Global Equity Fund paid advisory fees to Mitchell Hutchins at the annual rate of 0.85% of its average daily net assets.

For the fiscal year ended October 31, 1996, Global Income Fund paid advisory fees to Mitchell Hutchins at the effective annual rate of 0.74% of its average daily net assets.

With respect to Emerging Markets Equity Fund, Mitchell Hutchins (not the Fund) pays Schroder Capital a fee for investment sub-advisory services at the annual rate of 0.70% of the Fund's average daily net assets. During the fiscal year ended June 30, 1996, as well as the fiscal period ended October 31, 1996,


                              --------------------
                               Prospectus Page 22

                         ------------------------------

PaineWebber    Emerging Markets Equity Fund   Global Equity Fund   Global Income
                                      Fund

Mitchell Hutchins paid the Fund's previous sub-adviser, Emerging Markets Management, sub-advisory fees at an annual rate of 1.12% of the Fund's average daily net assets. With respect to Global Equity Fund, Mitchell Hutchins (not the
Fund) pays GE Investment Management a fee for sub-investment advisory services at the annual rate of 0.31% of the Fund's average daily net assets.

Global Income Fund pays PaineWebber an annual fee of $4.00 per active shareholder account held at PaineWebber for services not provided by the Transfer Agent.

--------------------------------------------------------------------------------
                            DETERMINING THE SHARES'
                                NET ASSET VALUE
--------------------------------------------------------------------------------

The net asset value of each Fund's shares fluctuates and is determined separately for each class as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) each Business Day. Each Fund's net asset value per share is determined by dividing the value of the securities held by the Fund, plus any cash or other assets, minus all liabilities, by the total number of Fund shares outstanding.

Each Fund values its assets based on their current market value when market quotations are readily available. If market quotations are not readily available, assets are valued at fair value as determined in good faith by or under the direction of each Fund's board. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining to maturity, unless the board determines that this does not represent fair value. Investments denominated in foreign currencies are valued daily in U.S. dollars based on the then-prevailing exchange rates. It should be recognized that judgment plays a greater role in valuing lower-rated debt securities in which a Fund may invest, because there is less reliable, objective data available.

--------------------------------------------------------------------------------
                               DIVIDENDS & TAXES
--------------------------------------------------------------------------------

DIVIDENDS

Emerging Markets Equity Fund and Global Equity Fund each pays an annual dividend from its net investment income and net realized short-term capital gains, if any. Each of these Funds distributes any net realized gain from foreign currency transactions with its dividend. Global Income Fund declares monthly dividends from its net investment income, which may be accompanied by distributions of net realized short-term capital gains and foreign currency gains. Although Global Income Fund will not, in any month, distribute more than the amount of such income and gains then available for distribution, capital losses and/or foreign currency losses realized later in the same fiscal year may convert a portion of such a distribution to a nontaxable return of capital. Each Fund also distributes annually substantially all of its net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, which distribution, in the case of Global Income Fund, is accompanied by any undistributed net realized short-term capital gains and foreign currency gains. The Funds may make additional distributions, if necessary, to avoid a 4% excise tax on certain undistributed income and capital gains.

Dividends and other distributions paid on Class Y shares of each Fund are calculated at the same time and in the same manner as dividends and other distributions on the other classes of the Fund's shares.

The Funds' dividends and other distributions on Class Y shares are paid in additional Class Y shares of the same class at net asset value, unless the shareholder has requested cash payments. Shareholders who wish to receive dividends and other distributions in cash, either mailed to them by check or credited to

                              --------------------
                               Prospectus Page 23

                         ------------------------------

PaineWebber    Emerging Markets Equity Fund   Global Equity Fund   Global Income
                                      Fund

their PaineWebber accounts, should contact their investment executives at PaineWebber or one of its correspondent firms or complete the appropriate section of the account application. For PW SIP participants, the Fund's Class Y dividends and other distributions are paid in additional Class Y shares at net asset value unless the Transfer Agent is instructed otherwise.

TAXES

Each Fund intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code so that it will not have to pay federal income tax on the part of its investment company taxable income (generally consisting of net investment income, net short-term capital gains and net gains from certain foreign currency transactions) and net capital gain that it distributes to its shareholders.

Dividends from each Fund's investment company taxable income (whether paid in cash or additional shares) are generally taxable to its shareholders as ordinary income. Distributions of each Fund's net capital gain (whether paid in cash or additional shares) are taxable to its shareholders as long-term capital gain, regardless of how long they have held their Fund shares. Shareholders who are not subject to tax on their income generally will not be required to pay tax on distributions.


YEAR-END TAX REPORTING

Following the end of each calendar year, each Fund notifies its shareholders of the amounts of dividends and capital gain distributions paid (or deemed paid) for that year, their share of any foreign taxes paid by the Fund that year and any portion of those dividends that qualifies for special treatment.

WITHHOLDING REQUIREMENTS

Each Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding.

TAXES ON THE SALE OR EXCHANGE OF FUND SHARES

A shareholder's sale (redemption) of shares may result in a taxable gain or loss. This depends upon whether the shareholders receive more or less than their adjusted basis for the shares. In addition, if a Fund's shares are bought within 30 days before or after selling other shares of the Fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.
Qualified profit-sharing plans such as the PW SIP generally pay no federal income tax. Individual participants in the PW SIP should consult the plan documents and their own advisers for information on the tax consequences associated with participating in the PW SIP.

                                    * * * *

Because the foregoing only summarizes some of the important tax considerations affecting the Funds and their shareholders, please see the further discussion in the Statement of Additional Information. Prospective shareholders are urged to consult their tax advisers.

--------------------------------------------------------------------------------
                              GENERAL INFORMATION
--------------------------------------------------------------------------------

ORGANIZATION

EMERGING MARKETS EQUITY FUND

Emerging Markets Equity Fund is a diversified series of PaineWebber Investment Trust II, an open-end management investment company that was formed on August 10, 1992 as a business trust under the laws of the Commonwealth of Massachusetts. The trustees have authority to issue an unlimited number of shares of beneficial interest of separate series, par value of $0.001 per share.

GLOBAL EQUITY FUND

Global Equity Fund is a diversified series of PaineWebber Investment Trust

('Investment Trust'), an open-end management investment company that was formed on March 28, 1991 as a business trust under the laws of the Commonwealth of Massachusetts. The trustees have authority to issue an unlimited number of shares of beneficial interest of separate series, par value of $0.001 per share. Shares of one other series have been authorized.

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                               Prospectus Page 24

                         ------------------------------

PaineWebber    Emerging Markets Equity Fund   Global Equity Fund   Global Income
                                      Fund

GLOBAL INCOME FUND

Global Income Fund is a non-diversified series of PaineWebber Investment Series, an open-end management investment company that was formed on December 22, 1986 as a business trust under the laws of the Commonwealth of Massachusetts. The trustees have authority to issue an unlimited number of shares of beneficial interest of separate series, with a par value of $0.001 per share.

SHARES

The shares of each Fund are divided into four classes, designated Class A, Class B, Class C and Class Y shares. Each class represents an identical interest in the respective Fund's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege. The different sales charges and other expenses applicable to the different classes of shares of the Funds will affect the performance of those classes.

Each share of each Fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that Fund. However, due to the differing expenses of the classes, dividends on the other classes are likely to be lower than for Class Y shares, which bear the lowest expenses.

More information concerning Class A, Class B and Class C shares of the Funds may be obtained from an investment executive at PaineWebber or one of its correspondent firms or by calling toll-free 1-800-647-1568.

Although each Fund is offering only its own shares, it is possible that a Fund might become liable for a misstatement in this Prospectus about another Fund. The board of each Fund has considered this factor in approving the use of a single, combined Prospectus.

VOTING RIGHTS

Shareholders of each Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of any Fund (or Investment Trust which has more than one series) may elect all of the board members of that Fund or of Investment Trust. The shares of a Fund will be voted together except that only the shareholders of a particular class of a Fund may vote on matters affecting only that class, such as the terms of a Plan as it relates to the class. The shares of each series of Investment Trust will be voted separately, except when an aggregate vote of all the securities is required by law.

SHAREHOLDER MEETINGS

The Funds do not intend to hold annual meetings.

Shareholders of record of no less than two-thirds of the outstanding shares of Investment Trust or a Fund, as applicable, may remove a board member through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a board member at the written request of holders of 10% of the outstanding shares of Investment Trust or a Fund.

REPORTS TO SHAREHOLDERS

Each Fund sends its shareholders audited annual and unaudited semiannual reports, each of which includes a list of the investment securities held by the Fund as of the end of the period covered by the report. The Statement of Additional Information, which is incorporated herein by reference, is available to shareholders upon request.

CUSTODIAN & RECORDKEEPING AGENT; TRANSFER & DIVIDEND AGENT

State Street Bank and Trust Company, located at One Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian and recordkeeping agent for Emerging Markets Equity Fund and Global Equity Fund and employs foreign sub-custodians to provide custody of the Funds' foreign assets. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serves as custodian for Global Income Fund and employs foreign sub-custodians to provide custody of the Fund's foreign assets. PFPC Inc., a subsidiary of PNC Bank, N.A., serves as each Fund's transfer and dividend disbursing agent. It is located at 400 Bellevue Parkway, Wilmington, DE 19809.

                              --------------------
                               Prospectus Page 25

                         ------------------------------

                    PAINEWEBBER EMERGING MARKETS EQUITY FUND
                         PAINEWEBBER GLOBAL EQUITY FUND
                         PAINEWEBBER GLOBAL INCOME FUND
                                 CLASS Y SHARES

                          PROSPECTUS -- MARCH 1, 1997

/ / PAINEWEBBER BOND FUNDS                / / PAINEWEBBER STOCK FUNDS

    High Income Fund                          Capital Appreciation Fund
    Investment Grade Income Fund              Financial Services Growth Fund
    Low Duration U.S. Government              Growth Fund
     Income Fund                              Growth and Income Fund
    Strategic Income Fund                     Small Cap Fund
    U.S. Government Income Fund               Utility Income Fund

/ / PAINEWEBBER TAX-FREE BOND FUNDS       / / PAINEWEBBER GLOBAL FUNDS

    California Tax-Free Income Fund           Asia Pacific Growth Fund
    Municipal High Income Fund                Emerging Markets Equity Fund
    National Tax-Free Income Fund             Global Equity Fund
    New York Tax-Free Income Fund             Global Income Fund

/ / PAINEWEBBER ASSET                     / / PAINEWEBBER MONEY MARKET FUND
    ALLOCATION FUNDS

    Balanced Fund
    Tactical Allocation Fund

A prospectus containing more complete information for any of these funds, including charges and expenses, can be obtained from a PaineWebber investment executive or correspondent firm. Please read it carefully before investing. It is important you have all the information you need to make a sound investment decision.

(Copyright) 1997 PaineWebber Incorporated

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